SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: October 13, 2000
(Date of earliest event reported)

Shoreline Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-12216 (Commission File Number)	38-2758932 (IRS Employer Identification No.)

823 Riverview Drive Benton Harbor, Michigan (Address of Principal Executive Offices)		49022 (Zip Code)

Registrant's telephone number, including area code: (616) 927-2251

Item 5.	Other Events.

                    On October 13, 2000, Shoreline Financial Corporation issued the press release attached as Exhibit 99 to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99	Press Release dated October 13.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 13, 2000	SHORELINE FINANCIAL CORPORATION (Registrant)

		By:	/s/Wayne R. Koebel
Its Executive Vice President and CEO

EXHIBIT INDEX

Exhibit Number	Document

99	Press Release dated October 13, 2000